                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 16, 1998 included in Landry's Seafood Restaurants, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.

ARTHUR ANDERSEN LLP

Houston, Texas
February 20, 1998